Exhibit 99.1

INFINITY ENERGY RESOURCES, INC.

AMEGY BANK NATIONAL ASSOCIATION

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (this “Agreement”) is made as of the 13th day of December 2013 by and between Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), and Amegy Bank National Association, a national banking association (“Amegy”).

RECITAL

Whereas, the Company desires to issue to Amegy 3,591,250 shares of Common Stock (i) in exchange for 130,000 shares of Series A Preferred Stock owned by Amegy (the “Amegy Preferred Stock”) and (ii) in lieu of and as settlement for all accrued and unpaid dividends owing to Amegy in respect of the Amegy Preferred Stock, all pursuant to the terms and conditions set forth in this Agreement;

Whereas, Amegy desires to exchange its share certificate(s) representing shares of the Amegy Common Stock for new share certificate(s) without any restrictive legends; and

Whereas, the parties desire to amend the Investor Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1. Transactions; Closing.

1.1 Exchange of the Shares. Subject to the terms and conditions of this Agreement, Amegy agrees to acquire from the Company at the Closing, and the Company agrees to issue and transfer to Amegy at the Closing, (i) 3,250,000 shares of Common Stock in exchange for the Amegy Preferred Stock (the “Exchange Shares”) and (ii) 341,250 shares of Common Stock in lieu of and as settlement for$1,365,000 of accrued and unpaid dividends owing to Amegy in respect of the Amegy Preferred Stock as of the Closing (the “Dividend Shares”). The shares of Common Stock issued by the Company in the transactions contemplated by this Agreement are valued at $4.00 per share. The Exchange Shares and the Dividend Shares shall be referred to herein collectively as the “Shares.”

1.2 Closing. The closing of the actions set forth in this Agreement shall take place at the offices of Fulbright & Jaworski LLP in Houston, Texas on or before December 20, 2013 (which time and place are designated as the “Closing” and the date of the Closing shall be designated as the “Closing Date”). The effective time of the Closing shall be 11:59 p.m. on the Closing Date.

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1.3 Defined Terms Used in this Agreement. In addition to the terms defined above or elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Affiliate” means, with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, including, without limitation, any partner, officer, director, or member of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

“Amegy Common Stock” means the 2,000,000 shares of Common Stock issued to Amegy pursuant to the Stock Purchase Agreement.

“Common Stock” means the common stock of the Company, $0.0001 par value per share.

“Company SEC Documents” means the reports and any other documents filed by the Company on or before the Closing Date with the Securities and Exchange Commission pursuant to the Securities Act and the Securities Exchange Act.

“Director” means a director of the Company or a director, manager or a holder of any equivalent position in any Subsidiary.

“Governmental Authority” means any: (a) nation, state, county, city, district or other similar jurisdiction of any nature; (b) federal, state, local or foreign government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, commission, bureau, instrumentality, department, official, entity, court or tribunal); (d) multi-national organization or body; or (e) body or other Person entitled by applicable Law to exercise any arbitrative, administrative, executive, judicial, legislative, police, regulatory or Taxing authority or power.

“Investor Rights Agreement” means the Investor Rights Agreement by and between the Company and Amegy, dated April 12, 2012, as amended herein.

“Law” means any applicable provision of any constitution, treaty, statute, law (including the common law), rule, writ, judgments, decrees, injunctions, regulation, ordinance, code or order enacted, adopted, issued or promulgated by any Governmental Authority.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company or any of its Subsidiaries, taken as a whole.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or any other business entity or association or any Governmental Authority.

“SEC” means the United States Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Series A Preferred Stock” means the Series A Preferred Stock of the Company, $0.0001 par value per share.

“Stock Purchase Agreement” means the Stock Purchase Agreement by and between the Company and Amegy, dated February 28, 2012.

“Subsidiary” and “Subsidiaries” means any Person of which at least a majority of the securities or other interests, having by their terms ordinary voting power to elect a majority of the board of directors of such other Person (or others performing similar functions with respect to such other Person), is directly or indirectly owned or controlled by the Company or by any one or more of the Subsidiaries.

2. Representations and Warranties of the Company. The Company represents and warrants to Amegy that the following representations and warranties are true and complete as of the date of this Agreement and as of the Closing Date, except for those representations and warranties that speak as of a specific date.

2.1 Organization, Good Standing, Corporate Power and Qualification. The Company and each Subsidiary (a) is duly organized, validly existing and in good standing under the Laws of the jurisdiction of their respective organization, (b) has all requisite corporate power and authority to own and operate their respective properties, to carry on their respective business as presently conducted and as proposed to be conducted, and (c) is duly qualified to transact business and is in good standing in every jurisdiction where their respective assets are located and wherever necessary to carry out their respective business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

2.2 Authorization. All corporate action required to be taken by the Company’s Board of Directors (the “Board of Directors”) and the Company’s stockholders in order to authorize the Company to enter into the Agreement, to issue the Shares at the Closing, and to perform the Company’s obligations under this Agreement has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of the Agreement, the performance of all obligations of the Company under the Agreement to be performed as of the Closing and the issuance and delivery of the Shares has been taken. The obligations of the Company under this Agreement constitutes valid and legally binding obligations of the Company, enforceable against the Company, in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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2.3 Capitalization; Equity Interests.

(a) As of immediately prior to the issuance of the Shares to Amegy at the Closing, the authorized and the issued and outstanding capital stock of the Company will be (i) 75,000,000 shares of Common Stock, 21,447,980 shares of which are issued and outstanding, all of which outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities Laws, and (ii) 10,000,000 shares of preferred stock of the Company, $0.0001 par value per share (“Preferred Stock”), of which (A) 130,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, with respect to which the rights, privileges and preferences of the Series A Preferred Stock are as stated in the Certificate of Designation filed by the Company with the Delaware Secretary of State on March 20, 2012 (the “Certificate”) and as provided by the Delaware General Corporation Law and (B) 15,016 shares have been designated Series B Preferred Stock, all of which are issued and outstanding, with respect to which the rights, privileges and preferences of the Series B Preferred Stock are as stated in the Certificate and as provided by the Delaware General Corporation Law.

(b) The Company has reserved shares of Common Stock (i) for issuance to officers, Directors, employees and consultants of the Company pursuant to its equity incentive plans duly adopted by the Board of Directors and approved by the Company’s stockholders (the “Stock Plans”); (ii) for issuance pursuant to stock options granted to certain persons other than under the Stock Plans; and (iii) for issuance for outstanding common stock purchase warrants as set forth in the Company SEC Documents.

(c) Except for (i) the conversion privileges of the Series A Preferred Stock, (ii) the conversion privileges of the shares of Series B Preferred Stock and (iii) the shares of Common Stock issuable under options or warrants granted as set forth in Section 2.3(b), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights), commitments, arrangements or agreements, orally or in writing, to purchase or acquire from the Company or any Subsidiary any shares of Common Stock, any shares of Preferred Stock or any other equity securities, or any securities convertible into or exchangeable for shares of Common Stock, Preferred Stock or other equity securities or ownership interests of the Company or any Subsidiary.

(d) The Company does not have any Subsidiaries other than the Subsidiaries disclosed in the Company SEC Documents. The Company owns all of the outstanding equity interests in each Subsidiary. Except for the Subsidiaries, neither the Company nor any Subsidiary currently owns or controls, directly or indirectly, any interest in any other Person. Neither the Company nor any Subsidiary is a participant in any joint venture, partnership or similar arrangement.

(e) Except as provided in the Investor Rights Agreement and piggyback registration rights granted to the holders of outstanding common stock purchase warrants, neither the Company nor any Subsidiary is under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. No stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company or any of the equity securities of any Subsidiary.

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2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms of and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities Laws. The Exchange Shares shall be issued in compliance with all applicable federal and state securities Laws, and, with respect to the Dividend Shares, assuming the accuracy of the representations of Amegy in Section 3 of this Agreement and subject to the filings described in Section 2.5 below, such Dividend Shares will be issued in compliance with all applicable federal and state securities Laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by Amegy in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required on the part of the Company or any of its Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement, except for (i) filings pursuant to Regulation D of the Securities Act and applicable state securities Laws, which the Company has made or will make in a timely manner and (ii) filings under the periodic reporting provisions of the Securities Exchange Act.

2.6 No Brokers or Finders. No Person has or will have, as a result of any act or omission of the Company or any Subsidiary, any right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

2.7 Disclosure. The Company has provided Amegy with all information requested by Amegy or its attorneys or agents in connection with its decision to acquire the Shares from the Company, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Agreement delivered by the Company to Amegy or their agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company or any Subsidiary that have not been set forth in this Agreement, the exhibits, the Agreement or in other documents delivered to Amegy or its attorneys or agents in connection herewith.

2.8 Company SEC Documents. As of their respective dates, or as of the date of the last amendment thereof, if amended after filing, none of the Company SEC Documents (including all schedules thereto and disclosure documents incorporated by reference therein), contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company SEC Documents, as of the time of filing or as of the date of the last amendment thereof, if amended after filing, complied in all material respects with the Securities Exchange Act or the Securities Act, as applicable. The consolidated financial statements of the Company included in the Company SEC Documents fairly present in conformity in all material respects with generally accepted accounting principles applied on a consistent basis the consolidated financial position of the Company as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended.

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3. Representations and Warranties of Amegy. Amegy hereby represents and warrants to the Company as of the date of this Agreement and as of the Closing Date that:

3.1 Authorization. Amegy is duly organized and validly existing under the Laws of the jurisdiction of its organization. Amegy has the power and authority to enter into the Agreement. Amegy’s obligations under this Agreement constitutes valid and legally binding obligations of Amegy, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Purchase Entirely for own Account. The Company’s agreement to issue the Dividend Shares to Amegy is made with Amegy in reliance upon Amegy’s representation to the Company, which by Amegy’s execution of this Agreement, Amegy hereby confirms, that the Dividend Shares to be acquired by Amegy hereunder will be acquired for investment for Amegy’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Amegy has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Amegy further represents that it does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third party with respect to any of the Dividend Shares. Amegy has not been formed for the specific purpose of acquiring the Dividend Shares.

3.3 Disclosure of Information. Amegy has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has reviewed the Company SEC Documents. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 or the right of Amegy to rely thereon.

3.4 Accredited Investor. Amegy is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.5 Restricted Securities. Amegy understands that the Shares have not been, and will not (other than pursuant to the Investor Rights Agreement) be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which, with respect to the Dividend Shares, depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Amegy’s representations as expressed herein. Amegy understands that the Dividend Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, Amegy must hold the Dividend Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Amegy acknowledges that the Company has no obligation to register or qualify the Dividend Shares for resale, except as set forth in the Investor Rights Agreement. Amegy further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the Dividend Shares, and on requirements relating to the Company which are outside of Amegy’s control, and which the Company is under no obligation to, and which the Company may not be able to, satisfy.

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3.6 Legends. Amegy understands that the Dividend Shares and any securities issued in respect of or in exchange for the Dividend Shares, may bear one or more legends substantially in the form of the following:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF THE SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the securities Laws of any state to the extent such Laws are applicable to the Dividend Shares represented by the certificate so legended.

3.7 Amegy Can Protect its Interest. Amegy represents that (i) by reason of its, or of its management’s, business or financial experience, Amegy has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement; (ii) it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder, and understands that such investment bears a high degree of risk and could result in a total loss of Amegy’s investment; and (iii) it is not relying upon any Person in making its investment or decision to invest in the Shares.

3.8 No Brokers or Finders. No Person has or will have, as a result of any act or omission of Amegy, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4. Conditions to Amegy’s Obligations at Closing. The obligation of Amegy to consummate the transactions contemplated under this Agreement is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Closing.

4.2 No Material Adverse Change. Since the date of the filing of the most recently-filed Company SEC Document, there has been no occurrence that has had or could have a Material Adverse Effect.

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4.3 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.4 Company Compliance Certificate. The Chief Executive Officer or the President of the Company shall have delivered to Amegy at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

4.5 Qualifications. All consents, waivers, notices, authorizations, approvals or permits, if any, of any Governmental Authority or any other third party that are required or necessary in connection with the lawful issuance and transfer of the Shares pursuant to this Agreement and for the consummation of the other transactions contemplated hereunder shall have been obtained by the Company and shall be effective as of the Closing.

4.6 Share Certificates. The Company shall have delivered to Amegy the (i) share certificate(s) representing the Exchange Shareswithout the legend described in Section 3.6(a) hereof or any equivalent thereof, (ii) share certificate(s) representing the shares of the Amegy Common Stock without the legend described in Section 3.6(a) hereof or any equivalent thereo and (iii) share certificate(s) representing the Dividend Shares, which may have the legends described in Section 3.6 hereof.

4.7 Secretary’s Certificate. The Company shall have delivered to Amegya certificate of the Secretary of the Company certifying as to the resolutions of the Company’s Board of Directors approving the Agreement and the transactions contemplated under the Agreement.

4.8 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Amegy, and Amegy shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents will include a good standing certificate of the Company.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company to consummate the transactions contemplated under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of Amegy contained in Section 3 shall be true and correct in all respects as of the Closing.

5.2 Performance. Amegy shall have delivered performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 Amegy Compliance Certificate. An authorized representative of Amegy shall have delivered to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled with respect to Amegy.

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5.4 Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority that are required in connection with the lawful issuance and transfer of the Shares pursuant to this Agreement shall have been obtained and effective as of the Closing.

5.5 Amegy Stock. Amegy shall have delivered to the Company the (i) share certificate(s) representing the shares of the Amegy Common Stock and (ii) share certificate(s) representing the shares of the Amegy Preferred Stock, each endorsed to the satisfaction of the Company, for transfer to and cancellation by the Company.

5.6 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received all such counterpart original and certified or other copies of such documents as reasonably requested.

6. Investor Rights Agreement.

6.1 Amendments. The Investor Rights Agreement is hereby amended and restated as follows (the “Amendments”):

(a) Section 1.1(l) of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(l) “Registrable Securities” means (i) shares of Common Stock issuable or issued upon conversion of the Shares or in exchange for the Shares, (ii) shares of Common Stock acquired by the Investor under the Stock Purchase Agreement, (iii) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in lieu or replacement of the Shares or any of the securities described in items (i) or (ii) above (or issuable upon the conversion or exercise of any warrant, right or other security which is so issued) or (iv) any shares of Common Stock issued in lieu of or in settlement for any dividend or other distributions owed to the Investor in respect of the Shares or any of the securities described in items (i) or (ii) above .”

(b) Section 3.2 of the Investor Rights Agreement shall be deleted in its entirety.

6.2 Integration. Except as amended by the Amendments, the Investor Rights Agreement shall remain in full force and effect.

7. Miscellaneous.

7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date by Amegy if the Closing shall not have occurred by December 20, 2013. In such event, Amegy may terminate this Agreement by giving written notice of termination to the Company. If this Agreement is terminated pursuant to this Section 7.1, this Agreement shall become void and have no effect, and there shall be no further liability or obligation on the part of the Company or Amegy in respect of this Agreement.

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7.2 Survival. The representations, warranties, covenants and agreements of the Company and Amegy contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by Amegy, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, Amegy or any of its representatives.

7.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.4 Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws or any jurisdiction other than the State of Texas.

7.5 Waiver Of Jury Trial. THE COMPANY AND AMEGY EACH WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ANY OF THE PARTIES HERETO ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.6 Jurisdiction, Venue. Forum Non Convenience. THE COMPANY AND AMEGY EACH HEREBY IRREVOCABLY SUBMITS IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN HARRIS COUNTY IN THE STATE OF TEXAS AND WAIVES ANY AND ALL OBJECTIONS TO JURISDICTION THAT IT MAY HAVE UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE.

THE COMPANY AND AMEGY EACH WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENCE) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 7.6.

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7.7 Counterparts. This Agreement may be executed and delivered (including by fax or electronic transmission) in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

7.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.9 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their facsimile number or address as set forth on the signature page, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.9.

(b) If notice is given to Amegy, a copy shall also be sent to Robert E. Wilson, Fulbright & Jaworski LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Facsimile (713) 651-5246.

(c) If notice is given to the Company, a copy shall also be given to Christian J. Hoffmann III, Quarles & Brady LLP, One Renaissance Square, Two North Central Avenue, Phoenix AZ 85004, Facsimile: (602) 229-6590.

7.10 Fees and Expenses. Each party shall pay all of its own costs, fees and expenses relating to the transactions contemplated under this Agreement.

7.11 Attorney’s Fees. If any proceeding at Law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.12 Amendments and Waivers. Any term or provision hereof may be amended, terminated or waived, either retroactively or prospectively and either generally or in a particular instance, with the written consent of the Company and Amegy.

7.13 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of this Agreement.

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7.14 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

7.15 Entire Agreement. This Agreement (including the schedules and exhibits hereto and any other documents or agreements delivered pursuant hereto), the Stock Purchase Agreement, the Certificate and the Investor Rights Agreement constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties are expressly canceled.

7.16 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

7.17 Stamp Tax, Delivery Costs, Other Taxes. The Company will pay all stamp and any other taxes which may be payable in respect of the issuance and transfer of the Shares to Amegy, and the issuance thereof to Amegy, and will hold Amegy harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

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IN WITNESS WHEREOF, each of the Company and Amegy has executed this Agreement as of the date first above written.

COMPANY:		AMEGY:

INFINITY ENERGY RESOURCES, INC.		AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Stanton E. Ross	By:	/s/ A. Stephen Kennedy
Name:	Stanton E. Ross	Name:	A. Stephen Kennedy
Title:	President and Chief Executive Officer	Title:	Executive Vice President and Manager - Energy Group

Address:	11900 College Blvd., Suite 310	Address:	4400 Post Oak Parkway
	Overland Park, Kansas 66210		Houston, Texas 77027
Facsimile:	(913) 338-4455	Facsimile:	(713) 561-0345

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